                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Under Rule 14a-12

                         WATERSIDE CAPITAL CORPORATION
------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

______________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


(1)  Title of each class of securities to which transaction applies:

------------------------------------------------------------------------------


(2)  Aggregate number of securities to which transaction applies:

------------------------------------------------------------------------------


(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

------------------------------------------------------------------------------


(4)  Proposed maximum aggregate value of transaction:

------------------------------------------------------------------------------


(5)  Total fee paid:

------------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

------------------------------------------------------------------------------

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

------------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

------------------------------------------------------------------------------


     (3) Filing Party:

------------------------------------------------------------------------------


     (4) Date Filed:

------------------------------------------------------------------------------

                         WATERSIDE CAPITAL CORPORATION
                      A Small Business Investment Company

                       300 East Main Street, Suite 1380
                            Norfolk, Virginia 23510

                              September 10, 2001


Dear Shareholder:

     You are cordially invited to attend the 2001 Annual Meeting of Shareholders of Waterside Capital Corporation that will be held at Nauticus, One Waterside Drive, Norfolk, Virginia 23510 at 11:00 a.m. Eastern Time on October 29, 2001. At the meeting, you will be asked to elect 16 Directors to serve one-year terms, and to ratify the appointment of KPMG LLP as the Company's auditors for 2002.

     Enclosed are a Notice of the Annual Meeting, a Proxy Card, and a Proxy Statement containing information about the matters to be acted upon at the meeting. Directors and officers of the Company as well as a representative of KPMG LLP will be present at the Annual Meeting to respond to any questions our shareholders may have.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. Accordingly, we urge you to sign and date the enclosed Proxy Card and promptly return it to us in the enclosed, self-addressed, postage-paid envelope, even if you are planning to attend the meeting. If you attend the meeting, you may vote in person, even if you have previously returned a Proxy Card.

     We look forward to the 2001 Annual Meeting of Shareholders, and we hope you will attend the meeting or be represented by proxy.

                                  Sincerely,

                                  /s/ J. Alan Lindauer

                                  J. ALAN LINDAUER, President and Chief
                                  Executive Officer

                         WATERSIDE CAPITAL CORPORATION
                       300 EAST MAIN STREET, SUITE 1380
                            NORFOLK, VIRGINIA 23510

              NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                               OCTOBER 29, 2001


TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Shareholders of Waterside Capital Corporation (the "Company") will be held at Nauticus, One Waterside Drive, Norfolk, Virginia 23510 at 11:00 a.m. Eastern Time on October 29, 2001 for the following purposes:

     1. To elect 16 directors to hold office for a term of one year and until their respective successors are elected and qualified;

     2. To ratify the appointment of KPMG LLP as the Company's independent auditors for 2002; and

     3. To act upon such other matters as may properly come before the meeting or any adjournment thereof.

     Information concerning the matters to be acted upon at the meeting is set forth in the accompanying Proxy Statement. The Board of Directors has established the close of business on August 31, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

                              By Order of the Board of Directors

                              /s/ Gerald T. McDonald

                              Gerald T. McDonald, Secretary

Norfolk, Virginia
September 10, 2001

PLEASE COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR THROUGH YOUR PROXY.

                                PROXY STATEMENT


     This Proxy Statement and the enclosed proxy card ("proxy") are furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Waterside Capital Corporation (the "Company") to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at Nauticus, One Waterside Drive, Norfolk, Virginia 23510 at 11:00 a.m. Eastern Time on October 29, 2001 and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting.

     Only shareholders of record at the close of business on August 31, 2001 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. This Proxy Statement and proxy is being mailed to registered holders of the Common Stock of the Company on or about September 10, 2001.

Revocability of Proxy

     A shareholder may revoke his proxy at any time before its use. Accordingly, execution of the enclosed proxy will not affect a shareholder's right to attend the Annual Meeting and vote in person. If your proxy is properly signed, received by the Company and not revoked by you, the shares to which it relates will be voted at the Annual Meeting in accordance with your instructions. If a shareholder does not return a signed proxy, his or her shares cannot be voted by proxy.

Person Making the Solicitation

     The cost of soliciting proxies will be borne by the Company. The Company has retained Registrar and Transfer Company to assist in the solicitation of proxies from brokers and nominees and in the counting of proxies. The Company will pay Registrar and Transfer Company approximately $500 plus out-of-pocket expenses for this assistance. In addition to solicitation by mail, the Company will request banks, brokers, and other custodians, nominees and fiduciaries to send proxy material to the beneficial owners and to secure their voting instructions, if necessary. The Company, upon request, will reimburse them for their expenses in so doing. Officers and employees of the Company may solicit proxies personally, by telephone, telefacsimile or other means of electronic transmission from some shareholders if proxies are not received promptly, for which no additional compensation will be paid.

Voting Shares And Vote Required

     On the Record Date, the Company had 1,581,430 shares of Common Stock outstanding, each share having one vote on each matter presented at the Annual Meeting. Only holders of the Company's Common Stock of record at the close of business on August 31, 2001, will be entitled to vote. A majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business at the Meeting. Abstentions and shares held in street name ("Broker Shares") voted as to any matter at the Meeting will be included in determining the number of shares present or represented at the Meeting. Broker Shares that are not voted on any matter at the Meeting will not be included in determining the number of shares present or represented at the Meeting.

     All shareholder meeting proxies, ballots, and tabulations that identify individual shareholders are kept confidential, and will not be available for examination, nor will the identity or the vote of any shareholder be disclosed except as may be necessary to meet legal requirements. Votes will be counted and certified by Registrar and Transfer Company, which will act as the inspector of elections.

     Unless specified otherwise, your proxy will be voted as follows:

     (1) FOR the election of the 16 nominees to serve as directors of the Company for a one-year term and until their respective successors are duly elected and qualified; and

     (2) FOR the ratification of the appointment of KPMG LLP as independent auditors for 2002;

     The Company is not aware of any matters that are to come before the Meeting other than those described in this Proxy Statement. However, if other matters do properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote such proxy in accordance with their best judgment.

                      PROPOSAL 1.  ELECTION OF DIRECTORS

     The Company's Board of Directors is currently comprised of 18 members. Directors serve for a term of one year and hold office until their successors are duly elected and qualify. The Board of Directors recommends that the 16 nominees listed below be elected to the Board of Directors. All of such nominees were previously elected Directors by the shareholders. Proxies received will be voted for the election of these 16 nominees unless marked to the contrary. A shareholder who desires to withhold voting of the proxy for the nominees may so indicate on the proxy. Each of the nominees has consented to be named as a nominee and has indicated his intent to serve if elected. If any nominee becomes unable to serve, the proxies will be voted for a substitute nominee to be designated by the Board of Directors, or the number of directors will be reduced.

     The following information relates to the nominees. There are no family relationships among any of the nominees, nor among any of the nominees and any officer. Charles H. Merriman, III has been selected as a nominee pursuant to a contract between the Company and BB&T Capital Markets. Other than Mr. Merriman, there is no understanding between any nominee and any other person pursuant to which the nominee was selected. Each officer serves at the discretion of the Board of Directors, subject to any employment contract rights.

Director Nominees

     James E. Andrews, 63, has served as a director of the Company since May 1997. Since 1974, Mr. Andrews has been the principal owner of Anzell Automotive, Inc., an automotive repair firm and franchisor of automotive repair shops.

     J. W. Whiting Chisman, Jr., 60, has served as a director of the Company since February 1994.

Since 1988, he has been President of Dare Investment Company, a land developer and investor in equities. Mr. Chrisman is a member of the Executive Committee and the Compensation Committee.

     Eric L. Fox, 54, has served as a director of the Company since July 1993. In 1975, Mr. Fox joined the investment firm of Kidder, Peabody & Co. which was acquired by Paine Webber in 1995. He is currently a Portfolio Manager of Paine Webber.

     Marvin S. Friedberg, 58, has served as a director since May 1999. Since 1989, he has served as a chief executive officer of Virginia Commonwealth Trading Company, a firm engaged in international trading.

     Roger L. Frost, 69, has served as a director of the Company since May 1997. Between 1956 and 1997, he was an accountant with Goodman & Company, a firm of Certified Public Accountants, from which he retired as a senior partner in 1997. Mr. Frost is a member of the Audit Committee.

     Ernest F. Hardee, 61, has served as a director of the Company since September 1997. Since 1963, he has been President and Chief Executive Officer of Hardee Realty Corporation, a real estate brokerage firm. He also served as a director of Branch Bank & Trust Corp. from 1995 through early 1999. Mr. Hardee is a member of the Executive Committee and the Compensation Committee.

     Henry U. Harris, III, 48, has served as a director of the Company since September 1997. Since 1980, he has been Portfolio Manager of Virginia Investment Counselors, Inc., a financial consulting firm, of which he is now President. Since 1991, he has been the vice-chairman of the Board of Directors of Heritage Bank & Trust.

     J. Alan Lindauer, 62, has served as a director since July 1993 and as Chairman of the Executive Committee of the Company since December 1993 and since March 1994 as its President and Chief Executive Officer. Mr. Lindauer is a Certified Management Consultant.

     Robert I. Low, 64, has served as a director of the Company since July 1993. Mr. Low is a senior partner of Goodman & Company, a firm of Certified Public Accountants. He has been with that firm since 1969. Mr. Low is a member of the Executive Committee and the Audit Committee.

     Peter M. Meredith, Jr., 49, has served as a director of the Company and as Chairman of the Board of Directors since May 1994. Since 1978, he has served in various executive capacities with Meredith Construction Company, Inc. Since 1995, he has been the Chairman of the Board of Directors of Heritage Bank. Mr. Meredith is a member of the Executive Committee, Compensation Committee and the Audit Committee.

     Charles H. Merriman, III, 67, has served as a director of the Company since March 1998. He is currently a Managing Director with BB&T Capital Markets, an investment banking firm, where he has served in various capacities since 1972. Mr. Merriman is a member of the Executive Committee.

     Augustus C. Miller, 67, has served as a director of the Company since August 1994. Since 1977, he has been President and Chief Executive Officer of Miller Oil Co., Inc., a distributor of fuels.

     Juan M. Montero, II, 59, has served as a director of the Company since July 1995. Since 1972, he has engaged in the private practice of general and thoracic surgery.

     R. Scott Morgan, Sr., 56, has served as a director of the Company since September 1997. From 1995 through 1998, Mr. Morgan was Executive Vice President and Corporate Banking Manager with the Corporate Banking Group of Branch Bank & Trust Corp. Between 1992 and 1995, he was employed in various capacities with Commerce Bank. Mr. Morgan has been the President of Towne Bank since 1999. Mr. Morgan is a member of the Executive Committee.

     Richard G. Ornstein, 59, has served as a director of the Company and a member of the Executive Committee since September 1997. Since 1964, Mr. Ornstein has been privately engaged in real estate management and development. Mr. Ornstein is a member of the Executive Committee.

     Jordan E. Slone, 39, has served as a director of the Company since July 1995. Since 1987, Mr. Slone has been Chairman and Chief Executive Officer of the Harbor Group Companies, a diversified real estate and financial services firm.

     Directors are elected by a "plurality" of shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting. For the purposes of the Annual Meeting, this means that the 16 director nominees with the most affirmative votes will be elected.

THE BOARD OF DIRECTORS RECOMMENDS THAT ALL STOCKHOLDERS VOTE "FOR" THE DIRECTOR-NOMINEES SET FORTH ABOVE.


        SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth information as of August 31, 2001 relating to the beneficial ownership of the Company's Common Stock by (i) each of the Company's directors and each executive officer identified in the Summary Compensation Table ("Named Executive Officers"), (ii) each person (or group of affiliated persons) who is known by the Company to own beneficially more than 5% of the Common Stock, and (iii) all of the Company's directors and executive officers as a group.

                      Beneficial Ownership of Common Stock


Name and Address of Beneficial Owner/(1)/             Amount of Beneficial       Percent of Class/(2)/
---------------------------------------               --------------------       -------------------
                                                         Ownership/(2)/
                                                         --------------
James E. Andrews                                            15,584                      1.0

J.W. Whiting Chisman, Jr.                                   35,249                      2.2

Eric L. Fox                                                  5,564                       *

Marvin S. Friedberg                                         35,357                      2.2

Roger L. Frost                                              32,751                      2.1

Ernest F. Hardee                                            53,673/(3)/                 3.4

Henry U. Harris, III                                         4,987                       *

J. Alan Lindauer                                           105,428/(4)/                 6.2

Robert I. Low                                                4,474                       *

Gerald T. McDonald                                          56,532/(5)/                 3.3

Peter M. Meredith, Jr.                                      65,270/(6)/                 4.1

Charles H. Merriman, III                                     1,225                       *

Augustus C. Miller                                          12,411                       *

Juan M. Montero, II                                         30,852/(7)/                 2.0

R. Scott Morgan, Sr.                                         2,366                       *

Richard G. Ornstein                                         11,179                       *

Jordan E. Slone                                             15,831/(8)/                 1.0

Martin N. Speroni                                           21,010/(9)/                 1.2

Lex W. Troutman                                             25,990/(10)/                1.5

All officers and directors as a Group                      535,733                     31.3
 (19 persons)

______________

(1) All directors and the executive officers identified above receive mail at the Company's corporate executive offices at 300 East Main Street, Suite 1380, Norfolk, Virginia 23510.
(2) The number of shares and percentages shown in the table are as of August 31, 2001, and are based on the 1,581,430 shares of Common Stock outstanding on such date.
(3) Includes 5,462 shares owned by Mr. Hardee's wife and 5,277 held by a trust for the benefit of his son.
(4) Includes 49,692 shares which Mr. Lindauer has the right to acquire within 60 days through the exercise of options granted under the 1998 Employee Stock Option Plan, and 3,382 shares under the Company's 401(k) plan.
(5) Includes 44,127 shares which Mr. McDonald has the right to acquire within 60 days through the exercise of options granted under the 1998 Employee Stock Option Plan and 5,664 shares under the Company's 401(k) plan.
(6) Includes (i) 11,130 shares held by Meredith Realty Company, L.L.C., of which Mr. Meredith is a member, (ii) 35,462 shares held by Pomar Holding Company, L.L.C., of which Mr. Meredith is a member, (iii) 4,118 shares owned by Mr. Meredith's wife, and (iv) 4,452 shares held in trust for the benefit of Mr. Meredith's children.
(7) All are held by Juan M. Montero II M.D. P.C. Profit Sharing and Money Purchase Pension Plan for benefit of Dr. Montero.
(8) All except 200 shares are held by Garden Capital Acquisitions, LLC of which Mr. Slone is a member.
(9) Includes 17,420 shares which Mr. Speroni has the right to acquire within 60 days through the exercise of options granted under the 1998 Employee Stock Option Plan and 3,590 shares under the Company's 401(k) plan.
(10) Includes 21,130 shares which Mr. Troutman has the right to acquire within 60 days through the exercise of options granted under the 1998 Employee Stock Option Plan and 2,634 under the Company's 401(k) plan.

*Represents less than one percent (1%) interest.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     For the fiscal year ended June 30, 2001, the Company paid a fee of $70,000 to a limited liability company owned 25% by J. Alan Lindauer, the Company's President and Chief Executive Officer and a director of the Company, and 25% by Augustus C. Miller, a director of the Company, for the use of an airplane. The Company believes the fees paid this partnership are at a fair market rate. This arrangement has been approved by the disinterested members of the Board of Directors.

Meetings and Committees of the Board of Directors

Meetings

     The business of the Company is managed under the direction of the Board of Directors. The Board of Directors meets on a regularly scheduled basis during the year to review significant developments affecting the Company and to act on matters requiring approval by the Board of Directors. It also holds special meetings when an important matter requires action by the Board of Directors between scheduled meetings.

     The Board of Directors held two meetings during fiscal year 2001. All of the members of the Board of Directors except Mr. Lindauer are independent directors. During fiscal year 2001, each member of the Board of Directors, other than Messrs. Chisman, Meredith, Miller and Montero, who each attended only one meeting, participated in at least 75% of all meetings of the Board of Directors.

Committees

     The Board of Directors has established an Executive Committee ("Executive Committee"), an Audit Committee ("Audit Committee") and a Compensation/Stock Option Committee ("Compensation Committee"). The Company's Articles of Incorporation provide for the appointment by the Board of Directors of an Executive Committee comprised of not less than five nor more than nine members, all of whom must be members of the Board of Directors. The Executive Committee was constituted by the Board of Directors in December 1993 and, under Virginia law, may exercise all the authority of the Board of Directors except that it may not (i) approve or recommend to shareholders action that Virginia law requires to be approved by shareholders, (ii) fill vacancies on the Board of Directors or any committee, (iii) amend the Articles of Incorporation, (iv) adopt, amend, or repeal the Bylaws, (v) approve a plan of merger, (vi) authorize or approve a distribution, except according to a general formula or method prescribed by the Board of Directors, or (vii) authorize or approve the issuance or sale or contract for sale of shares, or determine the designation of the relative rights, preferences and limitations of a class or series of shares within limits specifically prescribed by the Board of Directors. The Executive Committee is delegated the power, with certain exceptions, of the Board of Directors to act in place of the full Board during all periods between regular meetings of the Board.

     The Executive Committee met eight times during 2001. All members of the Executive Committee attended at least 75% of all Executive Committee meetings, except for Messrs. Meredith, Morgan and Ornstein, in 2001. The members of the Executive Committee are Messrs. Chisman, Hardee, Lindauer, Low, Meredith, Merriman, Morgan, and Ornstein.

     The Audit Committee held three meetings in 2001. At year-end, its members were Robert I. Low, Roger L. Frost and Peter M. Meredith, Jr. The Board of Directors has determined that all members of the Audit Committee are independent, as defined by the National Association of Securities Dealers listing standards. This committee:

          . serves as an independent and objective monitor of the Company's financial reporting process and internal control systems;

          . appraises the efforts and effectiveness of the Company's independent public accountants, including their independence and professionalism;

          . provides an efficient means for communication among the Board, the independent public accounts, and the Company's financial and senior management;

          . recommends to the Board of Directors the engagement of, and the fees to be paid to, the independent public accounts; and

          . supervises the Company's compliance with applicable legal and regulatory requirements.

     The Audit Committee is governed by a written charter adopted by the Committee and first approved by the Board of Directors in June 2000. The Audit Committee last reviewed and reassessed the adequacy of the Charter in July 2001. A copy of the Charter of the Audit Committee is attached to the Proxy Statement as Exhibit A.
   ---------

     The Compensation Committee makes recommendations to the Board of Directors as to, among other things, the compensation of the Chief Executive Officer, each officer who is also a director of the Company and designated other members of senior management, as well as new compensation and stock plans. The Compensation Committee met two times in 2001. The members of the Compensation Committee are Messrs. Chisman, Hardee, and Meredith.

Identification of Director-Nominees

     The Company has no nominating committee. The duties of selecting nominees for Directors and executive officers is performed by the entire Board of Directors. The Company will consider director-nominees recommended by shareholders, although it has not actively solicited recommendations from shareholders for nominees, nor has the Company established any procedure for this purpose for the Annual Meeting.

                      EXECUTIVE AND DIRECTOR COMPENSATION

     The table below sets forth certain information regarding cash and other compensation paid during the fiscal years ended June 30, 1999, 2000 and 2001 to each of the Named Executive Officers (the three highest compensated Officers receiving more than $60,000 in annual compensation) in all capacities in which they served.

                          Summary Compensation Table

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  (1)
                                                                                               Long-term
                                                                                             Compensation
                                                          Annual Compensation                   Awards
                                             ----------------------------------------------  -------------
                                                                                             Securities        (2)
                                                                                             Underlying
    Name and Principal                                                         Other Annual    Options /     All Other
         Position                            Year    Salary           Bonus    Compensation    SARs(#)      Compensation
    ------------------                       ----   --------         --------  ------------  ------------   ------------
    J. Alan Lindauer                         2001   $150,000         $ 35,000            --      15,000         $5,328
    CEO & President                          2000    140,000           40,000            --      25,300          5,286
                                             1999    130,000           20,000            --          --          4,500

    Gerald T. McDonald                       2001    110,000           35,000            --      15,000          4,811
    CFO, Treasurer & Secretary               2000    102,500           35,000            --      25,300          4,031
                                             1999     95,000           20,000            --          --          3,400

    Lex W. Troutman                          2001    100,000           30,000            --      10,000          5,969
    Business Development Officer             2000     80,000          101,300            --      10,000          3,602
                                             1999     70,000           71,250            --      11,130          4,300

    Martin N. Speroni                        2001    100,000           30,000            --      10,000          4,656
    Director of Research                     2000     90,000           30,000            --      10,000          3,002
                                             1999     46,668/(5)/      10,000            --      11,130          1,443
---------------------------------------------------------------------------------------------------------------------------------

(1) Amount represents stock options granted in the year indicated. Amount includes the increase in the number of options granted as a result of the 5% stock dividend issued in March 1999, a 6% stock dividend issued in January 2000.
(2) Includes 401(k) match and term life insurance premiums paid on behalf of the named executive officers.

                                 STOCK OPTIONS

     The following tables contain information concerning grants of stock options to the Named Executive Officers during the fiscal year ended June 30, 2001, exercises of stock options by the Named Executive Officers in such fiscal year and the fiscal year-end value of all unexercised stock options held by the Named Executive Officers.

                     Option/SAR Grants in Last Fiscal Year

--------------------------------------------------------------------------------------------------------------------------
                                                   Individual Grants
                                                   -----------------
--------------------------------------------------------------------------------------------------------------------------
                                   Number of        Percent of Total
                                  Securities          Options/SARs
                                  Underlying           Granted to         Exercise or                      Grant Date
                                 Options/SARs         Employees in         Base Price      Expiration       Present
            Name                  Granted (#)          Fiscal Year           ($/Sh)           Date         Value ($)
--------------------------------------------------------------------------------------------------------------------------
J. Alan Lindauer                                                                           January 8,          $37,320
  CEO, President                    15,000                 30%              $4.125            2011
--------------------------------------------------------------------------------------------------------------------------

Gerald T.  McDonald                                                                        January 8,          $37,320
  CFO, Treasurer & Secretary        15,000                 30%              $4.125            2011
--------------------------------------------------------------------------------------------------------------------------

Martin N. Speroni                                                                          January 8,          $24,880
  Director of Research              10,000                 20%              $4.125            2011
--------------------------------------------------------------------------------------------------------------------------

Lex W. Troutman                                                                            January 8,          $24,880
  Business Development Officer      10,000                 20%              $4.125            2011
--------------------------------------------------------------------------------------------------------------------------

The Black-Scholes pricing model was used to determine the Grant Date Present Value. The following assumptions were used in the calculation. Expected volatility of 67.64%; risk-free rate of return 4.82%; no dividend yield; and a time of exercise of 5 years.

              Aggregated Option/SAR Exercises in Last Fiscal Year
                     and Fiscal Year-End Option/SAR Values

----------------------------------------------------------------------------------------------------
                                                                     Number of
                                                                     Securities       Value of
                                                                     Underlying     Unexercised
                                                                    Unexercised     In-the-Money
                                                                    Options/SARs    options/SARs
                                                                   at FY-end (#)    at FY-end($)
----------------------------------------------------------------------------------------------------

                                   Shares Acquired      Value       Exercisable/    Exercisable/
              Name                 on Exercise (#)   Realized ($)  Unexercisable   Unexercisable
----------------------------------------------------------------------------------------------------
J. Alan Lindauer
  CEO & President                         ---           ---        49,692/18,433        - / -

Gerald T. McDonald                                                 44,127/18,433
  CFO, Treasurer & Secretary              ---           ---                             - / -

Lex W. Troutman                                                    21,130/10,000
  Business Development Officer            ---           ---                             - / -

Martin N. Speroni                         ---           ---        17,420/13,710        - / -
Business Development Officer
------------------------------------------------------------------------------------------------

Employment Agreements

     Mr. Lindauer is employed as the Company's President and Chief Executive Officer under an employment agreement dated January 1, 2001 (the "Lindauer Employment Agreement"). The Lindauer Employment Agreement expires on January 31, 2004, unless terminated earlier in accordance with its terms. In addition, if a change of control of the Company occurs during the period covered by the Lindauer Employment Agreement, the term is automatically extended for a period of 36 months beyond the month in which the change of control occurred. Mr. Lindauer is paid an annual salary of $150,000. The Lindauer Employment Agreement provides, should Mr. Lindauer leave employment with the Company, a two-year covenant not to compete with the Company within the Commonwealth of Virginia and a one-year employee nonsolicitation clause. It also imposes certain non-disclosure obligations on Mr. Lindauer with respect to the Company's confidential and proprietary information.

     Mr. McDonald is employed as the Company's Treasurer and Chief Financial Officer under an employment agreement dated January 1, 2001 (the "McDonald Employment Agreement"). The McDonald Employment Agreement expires on January 31, 2004, unless terminated earlier in accordance with its terms. In addition, if a change of control of the Company occurs during the period covered by the McDonald Employment Agreement, the term is automatically extended for a period of 36 months beyond the month in which the change of control occurred. Mr. McDonald is paid an annual salary of $110,000. The McDonald Employment Agreement provides, should Mr. McDonald leave employment with the Company, a two-year covenant not to compete with the Company within the Commonwealth of Virginia and a one-year employee nonsolicitation clause. It also imposes certain non-disclosure obligations on Mr. McDonald with respect to the Company's confidential and proprietary information.

     Mr. Troutman is employed as the Company's Vice President and Business Development Officer under an employment agreement dated January 1, 2001 (the "Troutman Employment Agreement"). The Troutman Employment Agreement expires on January 31, 2004, unless terminated earlier in accordance with its terms. In addition, if a change of control of the Company occurs during the period covered by the Troutman Employment Agreement, the term is automatically extended for a period of 36 months beyond the month in which the change of control occurred. Mr. Troutman is paid an annual salary of $100,000. The Troutman Employment Agreement provides, should Mr. Troutman leave employment with the Company, a two-year covenant not to compete with the Company within the Commonwealth of Virginia and a one-year employee nonsolicitation clause. It also imposes certain non-disclosure obligations on Mr. Troutman with respect to the Company's confidential and proprietary information.

     Mr. Speroni is employed as the Company's Vice President and Director of Research under an employment agreement dated January 1, 2001 (the "Speroni Employment Agreement"). The Speroni Employment Agreement expires on January 31, 2004, unless terminated earlier in accordance with its terms. In addition, if a change of control of the Company occurs during the period covered by the Speroni Employment Agreement, the term is automatically extended for a period of 36 months beyond the month in which the change of control occurred. Mr. Speroni is paid an annual salary of $100,000. The Speroni Employment Agreement provides, should Mr. Speroni leave employment with the Company, a two-year covenant not to compete with the Company within the Commonwealth of Virginia and a one-year employee nonsolicitation clause. It also imposes certain non-disclosure obligations on Mr. Speroni with respect to the Company's confidential and proprietary information.

Directors' Compensation

     During 2001, Directors and members of the Executive Committee receive $100 for each meeting they attend. Directors who are also employees of the Company receive no compensation from the Company in their capacity as directors. The Company reimburses all of its directors for travel and out of pocket expenses in connection with their attendance at meetings of the Board of Directors.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors, officers and persons who beneficially own more than 10% of a registered class of stock of the Company to file initial reports of ownership (Forms 3) and reports of changes in beneficial ownership (Forms 4 and 5) with the SEC and NASDAQ. Such persons are also required under the rules and regulations promulgated by the Securities Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such forms furnished to the Company, the Company believes that all reporting requirements under Section 16(a) for 2001 were met in a timely manner by its directors, officers and greater than 10% beneficial owners.

             PROPOSAL 2.  RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors, upon recommendation of its Audit Committee, intends to appoint KPMG LLP as the firm of independent certified public accountants to audit the financial statements of the Company for the fiscal year ending June 30, 2002, and the Board of Directors desires that such appointment be ratified by the shareholders. KPMG LLP has audited the financial statements of the Company since June 30, 1997.

     A representative of KPMG LLP will be present at the Annual Meeting. Such representative will have an opportunity to make a statement if he so desires, and will be available to respond to appropriate questions.

     Ratification by the shareholders of KPMG LLP requires the affirmative vote of the majority of the votes cast at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY'S AUDITORS.

Feed Paid To Principal Accountants

     The following table reports the fees paid to the principal accountants, KPMG LLP for services related to the fiscal year ended June 30, 2001:

                                                For year ended
Description of Services                         June 30, 2001
-----------------------                         -------------

Audit fees                                       $46,000
Quarterly Reviews under SAS 71                   $21,400
Tax returns                                      $ 3,650
All other fees                                   $ 5,700
                                                 -------

Total fees paid                                  $76,750
                                                 =======

Audit Committee Report

     The Audit Committee of the Board of Directors ("Committee") has reviewed and discussed with management the Company's audited financial statements for the fiscal year ended June 30, 2001.

     Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee's responsibility is to monitor and oversee the processes.

     The Committee has discussed with KPMG LLP, the independent auditors for the Company, the matters required to be discussed by Statement on Auditing Standards 61, "Communications with Audit Committees," as amended.

     The Committee also has received and reviewed the written disclosures and letter from KPMG LLP required by the Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," as amended, and has discussed with KPMG LLP their independence.

     Based on the review and discussions referred to above, the Committee recommended to the Board of Directors that the financial statements referred to above be incorporated by reference in the Company's Annual Report for the year ended June 30, 2001, on Form 10-K filed with the Securities and Exchange Commission.

     Robert I. Low, Chairman
     Roger L. Frost
     Peter M. Meredith, Jr.

                                 OTHER MATTERS

     The Board of Directors does not know of any matters that will be presented for action at the Annual Meeting other than those described above or matters incident to the conduct of the Annual Meeting. If, however, any other matters not presently known to management should come before the Annual Meeting, it is intended that the shares represented by proxies will be voted on such matters in accordance with the discretion of the holders of such proxies.

                             SHAREHOLDER PROPOSALS

     Under the regulations of the Securities and Exchange Commission, proposals of shareholders intended to be presented at the Company's 2002 Annual Meeting must be received by the Secretary of the Company, at its principal executive offices, 300 East Main Street, Suite 1380, Norfolk, Virginia 23510 no later than June 13, 2002 in order for the proposal to be considered for inclusion in the Company's Proxy Statement. Any proposal that is received by the Company after June 13, 2002 will be considered untimely for consideration at the 2002 Annual Meeting.

                                    GENERAL

     The Company's 2001 Annual Report to Shareholders accompanies this Proxy Statement. The 2001 Annual Report to Shareholders does not form any part of the material for the solicitation of proxies. Upon written request, the Company will provide shareholders with a copy of its Report on Form 10-K and Form N-SAR for the year ended June 30, 2001 (the "Form N-SAR"), as filed with the Securities and Exchange Commission, without charge. Please direct written requests for a copy of the Form 10-K and Form N-SAR to: Gerald T. McDonald, Chief Financial Officer, Waterside Capital Corporation, 300 East Main Street, Suite 1380, Norfolk, VA 23510.

             PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY

                              By Order of the Board of Directors



                              September 10, 2001

Exhibit A
---------

Audit Committee Charter

Organization

This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate and at least one member shall have accounting or related financial management expertise.

Statement of Policy

The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the company and the power to retain outside counsel, or other experts for this purpose.

Responsibilities and Processes

The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives for the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, recommend the replacement of the independent auditors. The committee shall discuss with the auditors their independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and shall consider the compatibility of nonaudit services with the auditors' independence. Annually, the committee shall review and recommend to the board the selection of the company's independent auditors, subject to shareholders' approval.

The committee shall discuss with the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and mange business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examinations.

The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the result of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

[X] PLEASE MARK VOTES               REVOCABLE PROXY
    AS IN THIS EXAMPLE       WATERSIDE CAPITAL CORPORATION


                   PROXY SOLICITED ON BEHALF OF THE BOARD OF
                        DIRECTORS FOR ANNUAL MEETING OF
                   SHAREHOLDERS TO BE HELD OCTOBER 29, 2001

     The undersigned, having received the Annual Report to Shareholders and the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement dated September 10, 2001, hereby appoints Ernest F. Hardee and Peter M. Meredith, Jr. (each with the power to act alone) as proxies, with full power of substitution, and hereby authorizes them to represent and vote, as directed below, all the shares of the Common Stock of Waterside Capital Corporation held of record by the undersigned on August 31, 2001, at the Annual Meeting of Shareholders to be held on October 29, 2001, and any adjournment thereof.

                                                            With-     For All
                                                     For    hold      Except
1.   To elect 16 directors to hold office for        [_]    [_]         [_]
     a term of one year and until their
     respective successors are elected and
     qualified;


     NOMINEES: James E. Andrews; J.W. Whiting Chisman, Jr., Eric L. Fox, Marvin
     S. Friedberg, Roger L. Frost, Ernest F. Hardee, Henry U. Harris, III, J. Alan Lindauer, Robert L. Low, Peter M. Meredith, Jr., Charles H. Merriman III, Augustus C. Miller, Juan M. Montero, II, R. Scott Morgan, Sr., Richard
     G. Ornstein, and Jordan E. Slone.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

________________________________________________________________________________

                                                   For      Against   Abstain
2.   To ratify the appointment of KPMG             [_]        [_]       [_]
     Peat Marwick LLP as the Company's
     independent auditors for 2002.


3. To act upon such other matters as may properly come before the meeting or any adjournment thereof.


THIS PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS EXERCISE. THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. WHEN NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR 1 and 2.

                                               ---------------------------------
     Please  be sure to sign and date          Date
       this Proxy in the box below.
--------------------------------------------------------------------------------


------------Stockholder sign above-----------Co-holder (if any) sign above------

+                                                                              +
 ................................................................................


 / Detach above card, sign, date and mail in postage paid envelope provided. \

                          WATERSIDE CAPITAL CORPORATION

--------------------------------------------------------------------------------
   NOTE: Please sign your name(s) exactly as they appear hereon. If signer is a corporation, please sign the full corporate name by duly authorized officer. If any attorney, guardian, administrator, executor, or trustee, please give full title as such. If a partnership, sign in partnership name by authorized person.
           PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY PROMPTLY
                          IN THE ACCOMPANYING ENVELOPE.
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

________________________________________

________________________________________

________________________________________